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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 22, 2000


                             Billing Concepts Corp.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                         0-28536                      74-2781950
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 (State or Other                  (Commission                   (IRS Employer
  Jurisdiction                    File Number)               Identification No.)
of Incorporation)


 7411 John Smith Drive, Suite 200, San Antonio, Texas                    78229
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       (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (210) 949-7000



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ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        EXHIBIT      DESCRIPTION

         99.1        Press Release, dated December 22, 2000

ITEM 8. CHANGES IN FISCAL YEAR

      The Board of Directors of Billing Concepts Corp. (the "Company") approved a change in the Company's fiscal year-end from September 30 to December 31. This change in fiscal year-end becomes effective with the calendar year beginning January 1, 2001. A report on Form 10-Q, covering the three-month transition period ending December 31, 2000, will be filed with the Securities and Exchange Commission in accordance with its rules and regulations.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BILLING CONCEPTS CORP.



Date:  January 3, 2001              By: /s/ DAVID P. TUSA
                                     Name:  David P. Tusa
                                     Title: Senior Vice President and
                                            Chief Financial Officer


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